Exhibit 10.1
BELL EXPRESSVU LIMITED PARTNERSHIP,
acting through its general partner,
Bell ExpressVu Inc.
-and-
ECHOSTAR CORPORATION

NIMIQ 5 TRANSPONDER SERVICE AGREEMENT

Dated as of March 11, 2008

NIMIQ 5 TRANSPONDER SERVICE AGREEMENT
     This NIMIQ 5 TRANSPONDER SERVICE AGREEMENT is made and entered into as of the 11th day of March, 2008 (the “Effective Date”), by and between BELL EXPRESSVU LIMITED PARTNERSHIP (“Bell ExpressVu”), a limited partnership organized and existing under the laws of the Province of Ontario with offices located at 100 Wynford Drive, Suite 300, Toronto, Ontario M3C 4B4, Canada, acting through its general partner, Bell ExpressVu Inc., on the one hand, and ECHOSTAR CORPORATION (“EchoStar”), a Nevada corporation with offices located at 90 Inverness Circle East, Englewood, Colorado 80112, U.S.A., and DISH NETWORK CORPORATION (“DISH Network”) (solely as to the obligation set forth in Section 19.10 of this Agreement), a Colorado corporation with offices located at 9601 South Meridian Boulevard, Englewood, Colorado 80112, U.S.A., on the other hand.
RECITALS:
     WHEREAS, Bell ExpressVu has entered into the Nimiq 5 Whole RF Channel Service Agreement (the “Nimiq 5 Agreement”) with Telesat Canada (“Telesat”), a corporation continued and existing under the laws of Canada, pursuant to which Bell ExpressVu is entitled to utilize the entire communications capacity (including all spare capacity) on the BSS communications satellite presently designated within Telesat as “Nimiq 5” (the “Satellite” or “Nimiq 5 Satellite”), which is currently being manufactured by *** (the “Satellite Manufacturer”), at the Orbital Position throughout its operational life; and
     WHEREAS, EchoStar desires to subscribe for, and Bell ExpressVu desires to provide to EchoStar, during the Term, all in accordance with, and subject to, the terms and conditions set forth in this Agreement, the use of sixteen (16) medium power Full Period whole BSS RF Channels ***;
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, Bell ExpressVu and EchoStar hereby agree as follows:
     1. Definitions.
          1.1 Certain Definitions. Capitalized terms used in this Agreement (including the Recitals) and not otherwise defined herein shall have the following meanings:
          ***
          “Access Requirements” means the requirements to access the Satellite as set forth in Attachment 2.
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

          “Affiliate” means with respect to any Person, any other Person directly or indirectly (a) controlling, controlled by, or under common control with, such Person, or (b) owning more than fifty percent (50%) of any class of voting or equity securities of such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities or voting interests, by contract or otherwise.
          “Agreement” means this Nimiq 5 Transponder Service Agreement and all attachments to it, which are hereby incorporated by reference in their entirety; “hereof”, “hereto”, “herein” and “hereunder” and similar expressions mean and refer to this Agreement and not to any particular Article, Section or Attachment; “Article”, “Section” or “Attachment” of this Agreement followed by a number means and refers to the specified Article, Section or Attachment of this Agreement. In the event of any conflict or inconsistency between this Agreement and any Attachment to this Agreement, this Agreement shall prevail.
          ***
          “Authorization” means any authorization, order, permit, approval, forbearance decision, grant, license, consent, right, franchise, privilege or certificate of any Governmental Entity of competent jurisdiction, whether or not having the force of law.
          “Bell ExpressVu” shall have the meaning ascribed thereto in the introductory paragraph of this Agreement.
          ***
          “BSS” means the Broadcasting-Satellite Service, as defined by the Radio Regulations of the ITU.
          “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in Colorado, U.S.A. or Toronto, Ontario are required or authorized to be closed.
          “Channel” means a path for signal transmission.
          ***
          “CONUS” means the continental United States.
          ***
          “DBS” means Direct Broadcast Satellite.
          “DBS Spectrum License” means the Approval in Principle granted on 17 December 2003 (as amended on 28 December 2006) by Industry Canada pursuant to the
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Radiocommunication Act (Canada) and any Radio Authorizations associated therewith which authorize Telesat to operate a direct broadcast satellite at the Orbital Position.
          “Degradation” means ***
          “Disclosing Party” shall have the meaning ascribed thereto in Section 17.1.
          ***
          “EchoStar” shall have the meaning ascribed thereto in the introductory paragraph of this Agreement.
          “EchoStar Channel Service” means the use of an individual medium power Full Period whole BSS RF Channel *** that is provided to EchoStar on the Satellite pursuant to the terms of this Agreement and “EchoStar Channel Services” means the use of sixteen (16) medium power Full Period whole BSS RF Channels *** that are provided to EchoStar on the Satellite pursuant to the terms of this Agreement, as such aggregate number of Full Period whole BSS RF Channels provided hereunder may be adjusted pursuant to Sections 10.2, 13.2(c), and 13.4(b) hereof.
          ***
          “Effective Date” shall have the meaning ascribed thereto in the introductory paragraph of this Agreement.
          ***
          “EOL” means the permanent removal from service of the Satellite.
          ***
          “FCC” means the United States Federal Communications Commission or any successor agency thereto, and includes a bureau or other subdivision thereof acting under delegated authority.
          “FCC Approval” means the FCC authorization required for EchoStar to ***
          “Force Majeure Event” means ***
          ***
          “Frequency Coordination Limits” means the coordination status of the BSS frequencies at the Orbital Position (including without limitation, the applicable power level operational parameters) on the Effective Date (as the same may be amended, restated,
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

supplemented or replaced from time to time in compliance with the procedures set forth in Section 9.1 of this Agreement).
          “Full Period” means twenty-four (24) hours per day, seven (7) days per week.
          “Governmental Entity” means any (a) multinational, federal, provincial, state, municipal, local or other government, governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign; (b) any subdivision, agent, commission, board, or authority of any of the foregoing; or (c) any quasi-governmental or private body validly exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, in each case in the proper exercise of its governmental authority.
          ***
          “Initial Term” shall have the meaning ascribed thereto in Article 5.
          “Intended Purpose” means the use of the EchoStar Channel Services at the Orbital Position to ***
          “Interruption” means ***
          “Laws” means all valid, duly enacted or promulgated statutes, codes, ordinances, decrees, rules, regulations, municipal by-laws, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, orders, decisions, rulings or awards, policies having the force of law or any provisions of the foregoing, including general principles of common and civil law and equity, binding on the Person referred to in the context in which such word is used; and “Law” means any one of foregoing.
          ***
          “MOA” means the Memorandum of Agreement made and effective as of March 11 , 2008 by and among Telesat, EchoStar, DISH Network (solely as to the obligations set forth in Sections H.10 and H.13(b) thereof), DISH Network L.L.C. (solely as to the covenants and acknowledgements set forth in Section H.13 thereof) and Bell ExpressVu.
          ***
          “Nimiq 5 Agreement” shall have the meaning ascribed thereto in the first recital of this Agreement.
          “Nimiq 5 Satellite” shall have the meaning ascribed thereto in the first recital of this Agreement.
          ***
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

          “Non-U.S. Authorizations” means all Authorizations, including without limitation the DBS Spectrum License, the Radio Authorizations, and any and all other notifications, licenses, permits, authorizations, approvals and consents of other Persons (excluding United States Authorizations) now or hereafter required for ***
          “Orbital Position” means the geostationary orbital position at 72.7º West Longitude.
          “Party” means, individually, each of Bell ExpressVu and EchoStar and “Parties” means, collectively, EchoStar and Bell ExpressVu.
          “Performance Specifications” means, in respect of each EchoStar Channel Service, the performance specifications set forth in Attachment 1 for operation in medium power mode or high power mode, as applicable.
          “Person” means an individual, partnership, limited liability company, corporation, joint stock company, trust, unincorporated association, joint venture or any other entity or organization or Governmental Entity and pronouns have similarly extended meaning.
          ***
          “Proprietary Information” means all information that is disclosed by either Bell ExpressVu or EchoStar, including any technical specifications, system designs, data or material which contains proprietary information and which is either:
          (a) in written form clearly labeled as “Proprietary”, “Confidential” or similar designation; or
          (b) if disclosed orally, is identified as confidential at the time of oral disclosure.
          “Radio Authorizations” means all authorizations of the Minister of Industry (Canada) pursuant to the Radiocommunication Act (Canada) required to operate the Satellite at the Orbital Position.
          “Receiving Party” shall have the meaning ascribed thereto in Section 17.1.
          ***
          “Required Authorizations” means, with respect to each Party, all Authorizations and other notifications, licenses, permits, authorizations, approvals and consents of other Persons required for such Party to consummate the transactions contemplated by, and to perform its obligations under, this Agreement.
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

          “RF Channel” means an assigned portion of the Nimiq 5 Satellite total repeater Channel capacity that is capable of receiving and re-transmitting Telecommunications Traffic.
          “Satellite” shall have the meaning ascribed thereto in the first recital of this Agreement.
          ***
          “Satellite Manufacturer” shall have the meaning ascribed thereto in the first recital of this Agreement.
          ***
          “Service Commencement Date” means the date on which Bell ExpressVu provides notice in writing to EchoStar that ***
          “Telesat” shall have the meaning ascribed thereto in the first recital of this Agreement.
          “Telecommunications Traffic” means signs, signals, writing, images, sounds or intelligence of any nature capable of being received and retransmitted by the Satellite.
          “Term” shall have the meaning ascribed thereto in Article 5.
          ***
          “Treaty” means (a) any applicable convention or treaty (i) between the government of the United States of America and the government of Canada, and (ii) for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income, and (b) any amendments, regulations and protocols to such convention or treaty and replacement thereof.
          ***
          “United States Authorizations” means all Authorizations, including without limitation FCC Approval, now or hereafter required from United States Governmental Entities for EchoStar to ***
          1.2 Other Defined Terms; Interpretation. Other capitalized terms used in this Agreement and not otherwise defined in Section 1.1 shall have the meanings ascribed thereto elsewhere in this Agreement. Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the word “including” means “including but not limited to”; (b) the masculine gender shall also include the feminine and neutral genders, and vice versa; and (c) words importing the singular shall also include the plural, and vice versa.
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

     2. Provision of Service. In accordance with, and subject to, the terms and conditions set forth in this Agreement, Bell ExpressVu hereby agrees to provide to EchoStar the EchoStar Channel Services, on an exclusive basis, during the Term (defined below) of this Agreement.
     3. Prices and Payments.
          ***
     4. Credits for Interruptions.
               4.1 Creditable Interruptions. Credits for Interruptions in the EchoStar Channel Services provided to EchoStar under this Agreement shall be granted in accordance with this Article 4. ***
     5. Term of Agreement. The term of this Agreement shall commence upon the Effective Date hereof and shall expire on the fifteenth (15th) anniversary of the Service Commencement Date, unless earlier terminated in accordance with the terms hereof (the “Initial Term”). Upon the expiration of the Initial Term, and subject to issuance of a written notice from EchoStar to Bell ExpressVu at least *** before the expiration of the Initial Term, EchoStar shall be entitled to extend this Agreement on a month to month basis until Satellite EOL (the Initial Term, plus any such extended month to month term, the “Term”) on the same terms and conditions set out in this Agreement.
     6. Bell ExpressVu Representations, Warranties and Covenants. Bell ExpressVu hereby represents, warrants and covenants to EchoStar as follows:
          6.1 Organization. Bell ExpressVu is a limited partnership, duly formed, validly existing and in good standing under the laws of the Province of Ontario, and is duly qualified, licensed or registered to carry on business under the laws applicable to it in all jurisdictions in which the nature of its assets or business as currently conducted makes such qualification necessary or where the failure to be so qualified would have a material adverse effect on its ability to perform its obligations hereunder.
          6.2 Authority. Bell ExpressVu has all requisite corporate power and authority to enter into this Agreement, to consummate the transactions contemplated hereby and to perform all of its obligations hereunder. This Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding obligation of, Bell ExpressVu, enforceable against Bell ExpressVu in accordance with its terms.
          6.3 No Conflict. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, the performance of its obligations hereunder or the compliance with the terms and conditions of this Agreement, by Bell ExpressVu will conflict with, result in the breach of, constitute a default under, accelerate the
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

performance required by, or require the further consent or approval of any Person or Governmental Entity under: (a) the terms of any material contract, instrument or commitment to which Bell ExpressVu is a party or by which it is bound; (b) the organizational or constating documents or bylaws of Bell ExpressVu; or (c) any Law, judgment, order, writ, decree, permit, license or agreement with any regulatory authority to which Bell ExpressVu is a party or by which it is bound, other than ***
          6.4 No Litigation. There is no judgment or order outstanding, or any action, suit, claim, litigation, proceeding, arbitration, investigation or controversy by or before any Governmental Entity or arbitrator pending, or to the knowledge of Bell ExpressVu, threatened to which Bell ExpressVu is or may become a party or by which it is or may become bound that may adversely and materially affect the ability of Bell ExpressVu to consummate the transactions contemplated hereby or perform its obligations hereunder.
          6.5 Compliance with Laws. In connection with Bell ExpressVu’s performance under this Agreement, Bell ExpressVu shall comply in all material respects with all applicable laws, regulations and orders of Governmental Entities that apply to it.
          ***
          6.8 No Brokers. Bell ExpressVu has not retained or authorized anyone to represent it as a broker or finder in connection with this Agreement.
          ***
     7. EchoStar Representations, Warranties and Covenants. EchoStar hereby represents, warrants and covenants to Bell ExpressVu as follows:
          7.1 Organization. EchoStar is a corporation, duly formed, validly existing and in good standing under the laws of the State of Nevada, and is duly qualified, licensed or registered to carry on business under the laws applicable to it in all jurisdictions in which the nature of its assets or business as currently conducted makes such qualification necessary or where the failure to be so qualified would have a material adverse effect on its ability to perform its obligations hereunder.
          7.2 Authority. EchoStar has all requisite corporate power and authority to enter into this Agreement, to consummate the transactions contemplated hereby and to perform all of its obligations hereunder. This Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding obligation of, EchoStar, enforceable against EchoStar in accordance with its terms.
          7.3 No Conflict. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, the performance of its obligations hereunder or the compliance with the terms and conditions of this Agreement by EchoStar will conflict with, result in the breach of, constitute a default under, accelerate the performance
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

required by, or require the approval or consent of any Person or Governmental Entity under: (a) the terms of any material contract, instrument or commitment to which EchoStar is a party or by which it is bound; (b) the organizational or constating documents or bylaws of EchoStar; or (c) any Law, judgment, order, writ, decree, permit, license or agreement with any regulatory authority to which EchoStar is a party or by which it is bound, other than ***
          7.4 No Litigation. With the exception of the freeze currently imposed by the FCC on the acceptance for filing of DBS applications, there is no judgment or order outstanding, or any action, suit, claim, litigation, proceeding, arbitration, investigation or controversy by or before any Governmental Entity or arbitrator pending, or to the knowledge of EchoStar, threatened to which EchoStar is or may become a party or by which it is or may become bound that is reasonably likely to adversely and materially affect the ability of EchoStar to consummate the transactions contemplated hereby or perform its obligations hereunder.
          7.5 Compliance with Laws. In connection with EchoStar’s performance under this Agreement, EchoStar shall comply in all material respects with all applicable laws, regulations and orders of Governmental Entities that apply to it.
          ***
          7.7 No Brokers. EchoStar has not retained or authorized anyone to represent it as a broker or finder in connection with this Agreement.
     8. Use Restrictions. EchoStar transmissions to and from the Satellite and its use of the EchoStar Channel Services shall comply with all applicable laws, rules and regulations and the Access Requirements. EchoStar shall not use, and shall not authorize or permit any other Person (including its successors, subcontractors or transferees) to use, the EchoStar Channel Services for any unlawful purpose, to transmit unlawful communications of any nature or otherwise in violation of applicable law. If any EchoStar non-compliance with the preceding two sentences causes or threatens, or other circumstances arise from EchoStar’s use of the EchoStar Channel Services which cause or threaten, damage to the Satellite, or if EchoStar’s use of the EchoStar Channel Services may reasonably result in the institution of criminal proceedings, or administrative proceedings that may reasonably result in sanctions or other non-monetary remedies, against Bell ExpressVu or any of its Affiliates, ***
     9. Operational Matters; Satellite Construction and Launch.
          9.1 Transmission Parameters and Frequency Coordination Limits. All satellite access specifications and operating procedures are set forth in the Access Requirements. EchoStar agrees to conform all its transmissions to the Satellite to, and otherwise comply with, the Access Requirements. EchoStar shall not interfere with the use of the RF Channels (other than the EchoStar Channel Services, provided that the foregoing non-interference obligations shall apply to any Covered EchoStar Channel Services, as defined in the MOA) by others on the
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Satellite or any adjacent satellite; provided that, notwithstanding the foregoing, EchoStar shall in all cases be entitled to utilize the EchoStar Channel Services to the maximum extent contemplated by the Performance Specifications, subject to such utilization being consistent with the Frequency Coordination Limits. EchoStar shall not cause physical harm to any RF Channels on the Satellite (including the EchoStar Channel Services) or to the Satellite. EchoStar will not use the EchoStar Channel Services, or any portion thereof, in a manner which would or could reasonably be expected to, under standard engineering practice, harm the RF Channels or harm any portion of the Satellite from which the EchoStar Channel Services are provided, the Satellite, ***
          9.2 Transmit Facilities. EchoStar shall configure, equip and operate all equipment and facilities used to transmit signals to the Satellite in conformance with the applicable requirements set forth in the Access Requirements.
          ***
          9.5 Cooperation. EchoStar shall make commercially reasonable efforts to cooperate with Bell ExpressVu in order to facilitate the provision of the EchoStar Channel Services on a continuous basis. For example (and by way of illustration and not limitation), EchoStar shall make commercially reasonable efforts to cooperate with Bell ExpressVu in trouble determination, interference and fault isolation activities. EchoStar shall furnish Bell ExpressVu with such relevant information reasonably required to provide and protect the EchoStar Channel Services.
          9.6 Frequency Plans. EchoStar agrees to take all necessary precautions to ensure that its use of the EchoStar Channel Services is in all other respects consistent with the Access Requirements.
          9.7 General Limitations.
               (a) EchoStar agrees and recognizes that in order to assess and protect the overall performance of the Satellite, Bell ExpressVu and/or Telesat will periodically interrupt use of the EchoStar Channel Services for either of the following:
                    (i) to carry out scheduled periodic tests on the RF Channels; or
                    ***
                         (A) With respect to clause (i) above, Bell ExpressVu will, and shall cause Telesat to, carry out scheduled periodic tests on the RF Channels at such times and frequency as Bell ExpressVu, Telesat and EchoStar shall mutually agree. Bell ExpressVu shall, and shall cause Telesat to, use commercially reasonable efforts to schedule and conduct testing activities during periods of such interruptions so as to minimize the duration of the disruption to the use of the EchoStar Channel Services.
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

          (B) With respect to clause (ii) above, ***
                    (ii) For the avoidance of doubt, nothing in this Section shall be construed to limit EchoStar’s rights and remedies under this Agreement at law, except as otherwise contemplated herein, in equity or otherwise (all of which are hereby expressly reserved).
          (c) Notwithstanding the wording of any Section or Article herein, EchoStar will acquire only services from Bell ExpressVu and not acquire any implied right, interest or title to or in the use of RF Channels, the Satellite or other Bell ExpressVu facilities or any part thereof. ***
          9.8 Construction of Satellite.
          (a) During the construction of the Satellite, Bell ExpressVu shall *** provide EchoStar with *** reports summarizing the current status of the Satellite, including the then-scheduled dates for completing construction and launching the Satellite into orbit. ***, Bell ExpressVu shall also *** advise EchoStar of any changes and other developments relating to the construction, operation, launch and performance of the Satellite which *** could be expected to result in the EchoStar Channel Services not meeting the Performance Specifications or a delay in the construction and/or launch of the Satellite. Notwithstanding the aforesaid, (i) all confidentiality requirements imposed by the Satellite Manufacturer and/or launch provider; and (ii) requirements imposed by an applicable Governmental Entity, including but not limited to requirements imposed by the United States Department of State, shall be complied with by EchoStar prior to delivery of any of the above information. ***
     12. Force Majeure. Neither Party shall be held liable or deemed to be in default under this Agreement, save and except with respect to EchoStar’s obligation of payment for services received, in the event of a Force Majeure Event. Each Party shall use reasonable commercial efforts to remedy or resolve any Force Majeure Event claimed by such Party. *** It is understood and agreed that, upon the occurrence of a Force Majeure Event and the termination or suspension of the EchoStar Channel Services hereunder as a result thereof, EchoStar’s obligation to pay for service hereunder shall be suspended until service is resumed or this Agreement is terminated as otherwise provided herein. ***
     13. Termination Rights.
     ***
          13.3 Termination by Bell ExpressVu for Cause.
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

               (a) In addition to any other rights of termination set forth in this Agreement, Bell ExpressVu may terminate this Agreement by giving written notice thereof to EchoStar in the event that EchoStar:
                    (i) fails to pay any amount due hereunder and fails to cure such breach *** after receipt of written notice of such failure from Bell ExpressVu;
                    (ii) fails to cease any activity, correct any omission or failure to perform hereunder in material violation of Articles 8, 9 or 17 hereunder *** after receipt of written notice thereof from Bell ExpressVu; or
                    (iii) materially breaches this Agreement and fails to cure such breach or cease such activity *** after receipt of written notice thereof from Bell ExpressVu; or
                    (iv) (A) becomes insolvent or generally fails to pay its debts as such debts become due; (B) admits in writing its inability to pay its debts generally, or makes a general assignment for the benefit of creditors; (C) institutes or has instituted against it any proceeding seeking: (1) to adjudicate it bankrupt or insolvent, (2) any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or (3) the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its assets, and in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of ***, or any of the actions sought in such proceeding (including the entry of an order for relief against it of the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its assets) shall occur; or (D) takes any corporate action to authorize any of the foregoing actions.
               ***
          13.4 Termination by EchoStar for Cause.
               (a) In addition to any other rights of termination set forth in this Agreement, EchoStar may terminate this Agreement by giving written notice thereof to Bell ExpressVu in the event that:
                    (i) Bell ExpressVu (A) becomes insolvent or generally fails to pay its debts as such debts become due; (B) admits in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; (C) institutes or has instituted against it any proceeding seeking: (1) to adjudicate it bankrupt or insolvent, (2) any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or (3) the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its assets, and in the case of any such
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of ***, or any of the actions sought in such proceeding (including the entry of an order for relief against it of the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its assets) shall occur; or (D) takes any corporate action to authorize any of the foregoing actions; or
                    (ii) Bell ExpressVu fails to pay to EchoStar any amount due hereunder when due, and Bell ExpressVu fails to cure such breach (if curable) *** after receipt of written notice thereof from EchoStar.
     ***
     15. Relationship of the Parties. Nothing herein shall establish any partnership, joint venture or agency relationship between EchoStar and Bell ExpressVu and neither Party shall have the authority, either express or implied, to make any commitment or representation on behalf of the other.
     ***
     17. Confidentiality/Non-disclosure.
          17.1 Except as set forth in Section 17.2 below, a Party receiving Proprietary Information of the other Party pursuant hereto (the “Receiving Party”) will keep such Proprietary Information confidential, and will not, without the prior written consent of the Party disclosing such information (the “Disclosing Party”), use any portion of such Proprietary Information for any purpose other than to perform this Agreement, or disclose any portion of such Proprietary Information to any Persons other than the employees, contractors, subcontractors, agents and consultants of the Receiving Party who have a genuine need to have access to the Proprietary Information in order to perform this Agreement and who are required to maintain such information in confidence pursuant to the terms of a confidentiality or nondisclosure agreement, the terms of which shall be at least as protective of such information as the terms set forth in this Section 17. The Receiving Party shall be liable for any breach of any of the obligations under this Section 17.1 by the Receiving Party’s employees, contractors, subcontractors, agents and consultants. ***
          17.2 The Receiving Party will not be liable for disclosure of Proprietary Information of the Disclosing Party, or any part thereof, if the Receiving Party can demonstrate that such Proprietary Information: (a) was in the public domain at the time it was received or subsequently entered the public domain through no fault of the Receiving Party; (b) was known to or in the possession of the Receiving Party at the time of receipt from the Disclosing Party; (c) became known to the Receiving Party from a source other than the Disclosing Party without breach of an obligation of confidentiality; or (d) is at any time lawfully developed by the Receiving Party completely independently of any such disclosure or disclosures from the Disclosing Party. If the Receiving Party or any of its agents, representatives or Affiliates is
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

legally compelled to disclose any Proprietary Information of the Disclosing Party, such Receiving Party (or its agent, representative or Affiliate, as applicable) shall promptly notify the Disclosing Party in writing of such requirement so that the Disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions hereof. If, in the absence of a protective order or a waiver hereunder, the Receiving Party (or its agent, representative or Affiliate, as applicable) is, in the opinion of its counsel, compelled to disclose any such Proprietary Information to any court, tribunal or agency or else stand liable for contempt or suffer other censure or penalty, the Receiving Party (or its agent, representative or Affiliate, as applicable) may disclose such Proprietary Information without liability; provided, however, that the Receiving Party (or its agent, representative or Affiliate, as applicable) further agrees that if the Disclosing Party is not successful in precluding the requesting legal body from requiring the disclosure of the Proprietary Information, it will furnish only that portion of the Proprietary Information which is legally required and that, prior to such disclosure, it will exercise commercially reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the Proprietary Information. Except in connection with any failure to discharge its responsibilities under the preceding two sentences, the Receiving Party will not be liable for any disclosure pursuant to court order.
          17.3 Ownership; Return. Proprietary Information of the Disclosing Party will remain the property of the Disclosing Party and will, at the Disclosing Party’s request and after it is no longer needed for performance of this Agreement or upon expiration or termination of this Agreement for any reason, whichever occurs first, promptly be returned to the Disclosing Party or, in the alternative, at the Receiving Party’s option be destroyed, together with all copies made by the Receiving Party and by anyone to whom such Proprietary Information has been made available by the Receiving Party in accordance with the provisions of this Section 17.
          17.4 Survival. The provisions of this Section 17 shall survive expiration or termination of this Agreement.
     18. Press Releases. Neither Party shall, without the prior written consent of the other Party, make any public announcement, denial or confirmation concerning this Agreement, except as required by law; provided however, that neither Party will unreasonably withhold consent to a joint press release announcing the existence and general nature of the relationship.
     19. Miscellaneous.
          19.1 U.S. Export Control Restrictions. The Parties agree and acknowledge that in connection with their respective obligations under this Agreement, they shall at all times comply with the laws, rules and regulations of the United States regarding export restrictions, including, without limitation, the International Traffic in Arms Regulations, 22 CFR §§ 120-130. This Section shall survive the expiration or termination of this Agreement.
          19.2 Severability. If any of the provisions or any portion of the provisions of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability will
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement will be construed as if not containing the particular invalid or unenforceable provisions or portion thereof, and the rights and obligations of the Parties hereto will be construed and enforced accordingly.
          19.3 No Third Party Beneficiary. The provisions of this Agreement are for the benefit only of Bell ExpressVu and EchoStar and no third party may seek to enforce or benefit from these provisions.
          19.4 No Waiver; Remedies Cumulative. No failure or delay on the part of either Party to notify the other Party of any breach or noncompliance hereunder, and no failure or delay on the part of either Party to exercise its rights hereunder with respect thereto, shall prejudice any remedy for that specific breach or noncompliance or any subsequent breach or noncompliance, and any waiver (which must be in writing in order to be binding) by either Party of any breach or noncompliance with any term or condition of this Agreement shall be limited to the particular instance and shall not operate or be deemed to waive any future breaches or noncompliance with any term or condition. All rights and remedies of each of the Parties under this Agreement will be cumulative, and the exercise of one or more rights or remedies will not preclude the exercise of any other right or remedy available under this Agreement or applicable Law. ***
          19.5 Notices.
               (a) Telephone Notices. For the purpose of receiving notices from Bell ExpressVu regarding preemption, interference or other technical problems, EchoStar shall maintain at each EchoStar-operated hub earth station transmitting signals to the Satellite a telephone that is continuously staffed at all times during which EchoStar is transmitting signals to the Satellite and an automatic facsimile machine in operation and capable of receiving messages from EchoStar at all times. Bell ExpressVu shall also maintain a telephone that is continuously staffed for the purposes of receiving notices regarding the matters identified above. All such notices shall be made in English and shall be effective upon the placement of a telephone call from one Party to the other. Each Party shall promptly confirm all telephone notices that may be given under this Agreement in writing in accordance with this Agreement.
               (b) General Notices. All notices and other communications from either Party to the other, except as otherwise stated in this Agreement, shall be in English writing and shall be deemed received upon actual delivery or successfully transmitted facsimile addressed to the other Party as follows:
To Bell ExpressVu:
100 Wynford Drive
Suite 300
Toronto, Ontario M3C 4B4
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Attention: Assistant General Counsel
Fax No.: ***
With a copy to
Vice President, Law – Consumer Markets
Bell Canada
100 Wynford Drive
Suite 300
Toronto, Ontario M3C 4B4
Fax No.: ***
To EchoStar:
EchoStar Corporation
90 Inverness Circle East
Englewood, Colorado 80112
Attn: Office of the General Counsel
Fax No.: ***
To DISH Network:
DISH Network Corporation
9601 S. Meridian Blvd.
Englewood, Colorado 80112
Attn: Office of the General Counsel
Fax No.: ***
Each Party will advise the other of any change in the address, designated representative or telephone or facsimile number.
          19.6 Counterparts. This Agreement may be executed by facsimile and/or in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.
          19.7 Governing Law. This Agreement, the rights and obligations of the Parties hereunder, and any claims or disputes relating to any of the foregoing, shall be governed by and construed in accordance with the laws of ***.
          19.8 Entire Agreement. This Agreement, including the Attachments hereto, ***, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all previous understandings, commitments and representations, warranties and covenants pertaining thereto.
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

          19.9 Amendments. This Agreement may not be amended or modified in any way, and none of its provisions may be waived, except by a prior writing signed by an authorized officer of each Party.
     19.10 DISH Network Guarantee.
               (a) Subject to the further provisions of this Section 19.10, DISH Network hereby *** guarantees to Bell ExpressVu *** performance of *** EchoStar under this Agreement***
          19.11 Incorporation of Attachments. The Attachments attached hereto shall for all purposes hereof form an integral part of this Agreement and are hereby incorporated by reference in their entirety.
          19.12 Currency. Unless otherwise noted, all dollar amounts referred to in this Agreement are expressed in the currency of the United States of America.
          19.13 Survival. Neither Party shall have any further obligations or liability to the other under this Agreement in the event of the termination or expiration of this Agreement, except for any obligations or liability (a) arising prior to such termination or expiration, (b) expressly arising upon or as a result of such termination or expiration, (c) expressly described in this Agreement as surviving such expiration or termination, or (d) that logically would be expected to survive termination or expiration.
     ***
     IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute and deliver this Agreement as of the day and year first above written.
BELL EXPRESSVU LIMITED
PARTNERSHIP,
acting through its general partner,
BELL EXPRESSVU INC.

By:
Name:
Title:

ECHOSTAR CORPORATION
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By:
Name:
Title:

DISH NETWORK CORPORATION, solely as to the obligation set forth in Section 19.10 of this Agreement

By:
Name:
Title:

***
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.